Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

(€ million)	2022	2021	2020
Cash	1,385	1,358	1,144
Cash equivalents(a)	11,351	8,740	12,771
Cash and cash equivalents	12,736	10,098	13,915
(a) As of December 31, 2022, cash equivalents mainly comprised the following: (i) €9,537 million invested in euro and US dollar denominated money-market mutual funds (December 31, 2021: €5,057 million; December 31, 2020: €8,703 million); (ii) €1,167 million of term deposits (December 31, 2021: €2,768 million; December 31, 2020: €3,259 million) and (iii) nil commercial paper (December 31, 2021: €179 million; December 31, 2020: €74 million). Cash equivalents also include €439 million held by captive insurance and reinsurance companies in accordance with insurance regulations (December 31, 2021: €427 million; December 31, 2020: €425 million).